SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                 Amendment No. 1


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report: (Date of earliest event reported): December 6, 2000




                             OPAL TECHNOLOGIES, INC.
              -----------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                   33-18834-LA
                             ----------------------
                            (Commission file number)

                 Nevada                                        87-0306464
----------------------------------------------            ----------------------
(State or other jurisdiction of incorporation)              (I.R.S. Employer
                                                          Identification Number)


                  Unit 2810, 28/F, Shun Tak Centre, West Tower,
                     200 Connaught Road Central, Hong Kong
                -----------------------------------------------
               (Address of principal executive offices) (Zip code)


                                011-852-2517-7674
                -------------------------------------------------
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant

         On December 11, 2000, the Registrant filed a report on Form 8-K reporting the change in the Registrant's certifying accountant made on December 6, 2000. The Registrant also attached an unsigned letter which it had forwarded to Grant Thornton in December, but which had not been responded to by the due date for the filing of Form 8-K. Fifteen days after this decision by the
Registrant's Board of Directors and notification to Grant Thornton, the Registrant's former certifying accountant, Grant Thornton responded stating that the Registrant's representation pursuant to Regulation S-K, Item 304(a)(1)(B)(iv) is not accurate. While the Registrant believes that the statements contained in Form 8-K as originally filed are accurate, Grant Thornton's letter challenging this assertion is attached.

         (a)  Resignation of Independent Accounting Firm

                            (i) Grant Thornton, the Registrant's certifying accountant was terminated as the Company's auditor on December 6, 2000.

                           (ii) The certifying accountant's report on the financial statements for the past two years contained no adverse opinion, no disclaimer of opinion nor was qualified or modified as to uncertainty audit scope or accounting principals.

                           (iii) Not applicable.

                           (iv) During the  preceding  two years and  subsequent
                  interim periods preceding their resignation, the Registrant had no disagreements with the certifying accountants on any matter of accounting principle or practice, financial statement disclosure, (but see Grant Thornton's letter attached questioning this statement) or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the certifying accountants, would have caused it to make reference to the subject matter of the disagreements in connection with their report.

                   (v) Not applicable.

     (b)  Engagement of New Independent Accountants

          On December 6, 2000, the Registrant's board of directors formally engaged Moores Rowland as its new certifying accountants (the "new accounting firm") to audit the Registrant's financial statements.

          The Registrant, during the two most recent fiscal years and the subsequent interim periods prior to the engagement of the new accounting firm, did not consult with the new accounting firm with regard to any of the matters listed in Regulation S-K Items 304(a)(2)(i) or (ii).

Item 7.  Financial Statements and Exhibits

         (c)  Exhibits

                   16.1 Letter from Grant Thornton

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                       OPAL TECHNOLOGIES,  INC.

                                                       By: /s/ Eric Cheng
                                                          ----------------------
                                                          Eric Cheng, President


Date: December 21, 2000